Exhibit 99.1

INDEMNIFICATION AGREEMENT

This Indemnification Agreement (this “Agreement”) is made as of                                 , 20    , between State Auto Financial Corporation, an Ohio corporation (“State Auto”), and                                                                   (the “Director”).

Background Information

A. The Director is a member of State Auto’s Board of Directors (the “Board”) and, in that capacity, is performing valuable services for State Auto.

B. The Code of Regulations of State Auto, as amended and in effect on the date hereof (the “Regulations”), provides for indemnification of directors of State Auto in accordance with Chapter 1701, General Corporation Law, of the Ohio Revised Code (the “OCL”). In addition, the OCL expressly provides that it is not the exclusive source for indemnification rights and that individual contracts of indemnification may be entered into between an Ohio corporation and its directors.

C. The Board has evaluated the sufficiency of liability insurance and the statutory indemnification provided by the OCL as to their adequacy to protect directors against the various legal risks and potential liabilities associated with their serving as directors of State Auto, and the Board has concluded that such insurance and statutory indemnification may not be adequate protection to directors.

D. In order to induce and encourage highly experienced and capable persons to serve as members of the Board, the Board has determined, after due consideration of the terms of this Agreement and the various other options available to State Auto, that this Agreement is not only reasonable and prudent, but is necessary to promote and ensure the best interests of State Auto.

E. The Board has further determined that its prior form of indemnification agreement with its directors should be replaced with a new form of indemnification agreement.

Statement of Agreement

The parties acknowledge the accuracy of the foregoing Background Information and hereby agree as follows:

§1. Agreement to Serve. The Director agrees to continue to serve as a director of State Auto, faithfully and to the best of the Director’s ability, so long as elected or appointed and qualified in accordance with the applicable provisions of the Regulations.

§2. Indemnification.

(a) Indemnification of Director. State Auto shall indemnify the Director to the maximum extent permitted by the OCL in effect on the date of this Agreement, and as the OCL may be hereafter amended from time to time (but, in the case of any such amendment, only to the extent the amendment permits State Auto to provide broader indemnification rights and protection than the OCL permitted State Auto to provide before the amendment), by reason of the Director serving as a Corporate Fiduciary (as defined in Section 19).

(b) Indemnification for Expenses When Wholly or Partly Successful. To the extent that the Director is, by reason of the Director serving as a Corporate Fiduciary, a party to and is successful, on the merits or otherwise, in any Proceeding (as defined in Section 19), State Auto shall indemnify the Director to the maximum extent permitted by the OCL in effect on the date of this Agreement, and as the OCL may be hereafter amended from time to time (but, in the case of any such amendment, only to the extent the amendment permits State Auto to provide broader indemnification rights and protection than the OCL permitted State Auto to provide before the amendment), against all Expenses (as defined in Section 19) actually and reasonably incurred by the Director or on the Director’s behalf in connection with such Proceeding. If the Director is not wholly successful in such Proceeding, but is successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters in such Proceeding, then State Auto shall indemnify the Director against all Expenses actually and reasonably incurred by the Director or on the Director’s behalf in connection with each successfully resolved claim, issue or matter. For purposes of this section and without limitation, the termination of any claim, issue or matter in such a Proceeding by dismissal, with or without prejudice, shall be deemed to be a successful result as to such claim, issue or matter.

(c) Indemnification for Expenses of a Witness. To the extent that the Director is, by reason of the Director serving as a Corporate Fiduciary, a witness in any Proceeding to which the Director is not a party, the Director shall be indemnified against all Expenses actually and reasonably incurred by the Director or on the Director’s behalf in connection with such Proceeding.

§3. Additional Indemnification. In addition to the indemnification provided for in Section 2 of this Agreement, State Auto shall indemnify the Director against all Expenses, judgments, penalties, fines, excise taxes and amounts paid in settlement actually and reasonably incurred by the Director or on the Director’s behalf if, by reason of the Director serving as a Corporate Fiduciary, the Director is, or is threatened to be made, a party to or participant in any Proceeding (including a Proceeding by or in the right of State Auto).

Notwithstanding the foregoing, State Auto shall not be obligated under this Agreement to provide indemnification to the Director in the following situations:

(a) In connection with any Proceeding in which a court of competent jurisdiction determines, in a final adjudication from which there is no further right of appeal, that the Director’s actions were knowingly fraudulent, deliberately dishonest or willfully wrongful;

(b) In connection with any Proceeding in which a court of competent jurisdiction determines, in a final adjudication from which there is no further right of appeal, that indemnification under the specific circumstances would be unlawful;

(c) In connection with any Proceeding in which the only liability asserted against the Director is pursuant to section 1701.95 of the OCL;

(d) To the extent payment has actually been made to or on behalf of the Director under any insurance policy or other indemnity provision, except with respect to any excess beyond the amount paid under any insurance policy or other indemnity provision;

(e) In connection with an accounting of profits made from the purchase and sale (or sale and purchase) by the Director of securities of State Auto within the meaning of Section 16(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or similar provisions of state statutory law or common law;

(f) With respect to any conduct of the Director that does not directly relate to the Director’s services as a Corporate Fiduciary; or

(g) In connection with any Proceeding (or any part of any Proceeding) initiated by the Director, including any Proceeding (or any part of any Proceeding) initiated by the Director against State Auto or other Corporate Fiduciaries, unless:

(i) The Proceeding is brought by the Director to enforce any of the Director’s rights under this Agreement or to collect money due under this Agreement;

(ii) The Board authorized the Proceeding (or any part of any Proceeding) prior to its initiation; or

(iii) State Auto provides the indemnification, in its sole discretion, pursuant to the powers vested in State Auto under applicable law.

As applicable, any determination shall be made under the procedures, and subject to the presumptions, set forth in Sections 6 and 7 of this Agreement.

§4. Contribution.

(a) If in connection with an Indemnifiable Event (as defined in Section 19) State Auto is jointly liable with the Director (or would be if joined in the applicable Proceeding), State Auto shall pay the entire amount of such Indemnifiable Event without requiring the Director to contribute to such payment, and State Auto waives and relinquishes any right of contribution it may have against the Director. State Auto shall not enter into any settlement of any Proceeding in which State Auto is jointly liable with the Director (or would be if joined in such Proceeding) unless such settlement provides for a full and final release of all claims asserted against the Director.

(b) Without diminishing or impairing the obligations of State Auto set forth in the preceding subsection, if, for any reason, the Director shall be required to pay any amount in connection with an Indemnifiable Event in which State Auto is jointly liable with the Director (or would be if joined in the applicable Proceeding), State Auto shall contribute to such payment an amount equal to the relative benefits received by State Auto and all Corporate Fiduciaries, other than the Director, who are jointly liable with the Director (or would be if joined in the applicable Proceeding), on the one hand, and the Director, on the other hand, from the transaction from which such Indemnifiable Event arose; provided, however, that the proportion determined on the basis of relative benefit may, to the extent necessary to conform to law, be further adjusted by reference to the relative fault of State Auto and all Corporate Fiduciaries, other than the Director, who are jointly liable with the Director (or would be if joined in the applicable Proceeding), on the one hand, and the Director, on the other hand, in connection with the events that resulted in the Indemnifiable Event, as well as any other equitable considerations which the law may require to be considered. The relative fault of State Auto and all Corporate Fiduciaries, other than the Director, who are jointly liable with the Director (or would be if joined in the applicable Proceeding), on the one hand, and the Director, on the other hand, shall be determined by reference to, among other things, the degree to which their actions were motivated by intent to gain personal profit or advantage, the degree to which their liability is primary or secondary and the degree to which their conduct is active or passive.

(c) State Auto agrees to fully indemnify and hold the Director harmless from any claims of contribution which may be brought by Corporate Fiduciaries, other than the Director, who may be jointly liable with the Director in connection with an Indemnifiable Event.

(d) To the maximum extent permissible under applicable law, if the indemnification provided for in this Agreement is unavailable to the Director for any reason whatsoever, State Auto, in lieu of indemnifying the Director, shall contribute to the amount incurred by the Director in connection with the Indemnifiable Event, in such proportion as is deemed fair and reasonable in light of all of the circumstances of such Proceeding in order to reflect:

(i) The relative benefits received by State Auto and the Director as a result of the event(s) or transaction(s) giving rise to the Indemnifiable Event; and

(ii) The relative fault of State Auto, the Director and other Corporate Fiduciaries in connection with such event(s) or transaction(s).

§5. Advancement of Expenses. State Auto shall advance all Expenses incurred by or on behalf of the Director in connection with any Proceeding within 30 days after the receipt by State Auto of an indemnification statement and undertaking from the Director substantially in the form attached hereto as Exhibit A (the “Indemnification Statement and Undertaking”) requesting such advance or advances from time to time, whether prior to or after final disposition of such Proceeding.

Any advances of Expenses made pursuant to this section shall be unsecured and interest free.

If the Director is subsequently required to repay the amount of any advancement of Expenses to State Auto, then any amounts payable by the Director to State Auto may be offset by any obligations due to the Director from State Auto, so that only net amounts shall be required to be transferred between the parties.

§6. Procedures and Presumptions for Determination of Entitlement to Indemnification. Subject to the terms and conditions of this Agreement, it is the intent of this Agreement to secure for the Director rights of indemnity that are as favorable as may be permitted under the OCL and public policy of the State of Ohio. Accordingly, the parties agree that the following procedures and presumptions shall apply in the event of any question as to whether the Director is entitled to indemnification under this Agreement:

(a) If the Director desires to request indemnification pursuant to this Agreement, then the Director shall submit to the secretary of State Auto an Indemnification Statement and Undertaking, along with all documents and information as are reasonably available to the Director and are reasonably necessary to determine whether and to what extent the Director is entitled to indemnification. The secretary of State Auto shall, promptly upon receipt of such Indemnification Statement and Undertaking, advise the Board in writing that the Director has requested indemnification pursuant to this Agreement.

(b) A determination as to the Director’s entitlement to indemnification under this Agreement shall be made in the specific case by one of the following four methods, which shall be at the election of the Board:

(i) By a majority vote of a quorum consisting of the Disinterested Directors (as defined in Section 19);

(ii) If the quorum described in Section 6(b)(i) is not obtainable or if a majority vote of the Disinterested Directors so directs, by Independent Counsel (as defined in Section 19) in a written opinion to the Board, a copy of which shall be delivered to the Director;

(iii) By the shareholders of State Auto; or

(iv) By the Court of Common Pleas (as defined in Section 18(a)).

(c) If the determination of entitlement to indemnification is to be made by Independent Counsel pursuant to Section 6(b) of this Agreement, the Independent Counsel shall be selected as provided in this subsection. The Independent Counsel shall be selected by the Board, and the secretary of State Auto shall promptly give written notice of such selection to the Director. The Director may, within ten days after such written notice of selection shall have been given, deliver to State Auto, as the case may be, a written objection to such selection; provided, however, that such objection may be asserted only on the ground that the Independent Counsel so selected does not meet the requirements of “Independent Counsel” as defined in Section 19 of this Agreement, and the objection shall set forth with particularity the factual basis of such assertion. Absent a proper and timely objection, the person so selected shall act as Independent Counsel. If a written objection is made and substantiated by the Board, the Independent Counsel selected may not serve as Independent Counsel unless and until such objection is withdrawn or the Court of Common Pleas has determined that such objection is without merit. State Auto shall pay any and all reasonable fees and Expenses of Independent Counsel incurred by such Independent Counsel in connection with acting pursuant to Section 6(b) of this Agreement, and State Auto shall pay all reasonable fees and Expenses incident to the procedures of this subsection, regardless of the manner in which such Independent Counsel was selected or appointed.

(d) In making a determination with respect to entitlement to indemnification under this Agreement, the person or persons or entity making such determination shall presume that the Director is entitled to indemnification under this Agreement. Anyone seeking to overcome this presumption shall have the burden of proof and the burden of persuasion by clear and convincing evidence. Neither the failure of State Auto to have made a determination prior to the commencement of any action pursuant to this Agreement that indemnification is proper in the circumstances because the Director has met the applicable standard of conduct, nor an actual determination by State Auto that the Director has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the Director has not met the applicable standard of conduct.

(e) The Director shall be deemed to have acted in good faith if the Director’s action is based on the records or books of account of the Enterprise (as defined in Section 19 of this Agreement), including financial statements, or on information supplied to the Director by the officers of the Enterprise in the course of their duties, or on the advice of legal counsel for the Enterprise or on information or records given or reports made to the Enterprise by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Enterprise. In addition, the knowledge and/or actions, or failure to act, of any Corporate Fiduciary other than the Director shall not be imputed to the Director for purposes of determining the right to indemnification under this Agreement. Whether or not the foregoing provisions of this subsection are satisfied, it shall in any event be presumed that the Director has at all times acted in good faith and in a manner the Director reasonably believed to be in or not opposed to the best interests of State Auto. Anyone seeking to overcome this presumption shall have the burden of proof and the burden of persuasion by clear and convincing evidence.

(f) The determination of the Director’s entitlement to indemnification must be made by the person, persons or entity empowered or selected under Section 6 to make such determination not later than 60 days after the final disposition of the Proceeding, whether by judgment, order, settlement, dismissal, arbitration award, conviction, acceptance of a plea of nolo contendere or its equivalent. If a determination is not made within such period, the requisite determination of entitlement to indemnification shall be deemed to have been made and the Director shall be entitled to such indemnification absent (i) a misstatement by the Director of a material fact, or an omission of a material fact necessary to make the Director’s statement not materially misleading, in connection with the request for indemnification, or (ii) a prohibition of such indemnification under applicable law; provided, however, that such 60-day period may be extended for a reasonable time, not to exceed an additional 30 days, if the person, persons or entity making such determination with respect to entitlement to indemnification in good faith requires such additional time to obtain or evaluate documentation and/or information relating to making such determination; and provided, further, that the foregoing provisions of this subsection shall not apply if the determination of entitlement to indemnification is to be made by the shareholders pursuant to Section 6(b) of this Agreement and within 120 days after the final disposition of the Proceeding a meeting of State Auto shareholders is held for the purpose of making such determination and such determination is made at such meeting.

(g) The Director shall cooperate with the person, persons or entity making such determination with respect to the Director’s entitlement to indemnification, including providing to such person, persons or entity upon reasonable advance request any documentation or information which is not privileged or otherwise protected from disclosure and which is reasonably available to the Director and reasonably necessary to such determination. Any Independent Counsel, member of the Board or shareholder of State Auto shall act reasonably and in good faith in making a determination regarding the Director’s entitlement to indemnification under this Agreement. Any Expenses incurred by the Director in so cooperating with the person, persons or entity making such determination shall be borne by State Auto (irrespective of the determination as to the Director’s entitlement to indemnification) and State Auto indemnifies and agrees to hold the Director harmless from any such costs.

(h) State Auto acknowledges that a settlement or other disposition short of final judgment may be successful if it permits a party to avoid expense, delay, distraction, disruption and uncertainty. In the event that any Proceeding to which the Director is a party is resolved in any manner other than by adverse judgment against the Director (including, without limitation, settlement of such Proceeding with or without payment of money or other consideration) it shall be presumed that the Director has been successful on the merits or otherwise in such Proceeding. Anyone seeking to overcome this presumption shall have the burden of proof and the burden of persuasion by clear and convincing evidence.

(i) The termination of any Proceeding or of any claim, issue or matter in any Proceeding, by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not (except as otherwise expressly provided in this Agreement) of itself adversely affect the right of the Director to indemnification or create a presumption that the Director did not act in good faith and in a manner which the Director reasonably believed to be in or not opposed to the best interests of State Auto or, with respect to any criminal Proceeding, that the Director had reasonable cause to believe that the Director’s conduct was unlawful.

§7. Remedies of the Director.

(a) In the event that (i) a determination is made pursuant to Section 6 of this Agreement that the Director is not entitled to indemnification under this Agreement, (ii) advancement of Expenses is not timely made pursuant to Section 5 of this Agreement, or (iii) payment of indemnification is not made within 30 days after a determination has been made that the Director is entitled to indemnification or such determination is deemed to have been made pursuant to Section 6 of this Agreement, the Director shall be entitled to an adjudication in the Court of Common Pleas of the Director’s entitlement to such indemnification or payment of Expenses or indemnification. The Director shall commence such proceeding seeking an adjudication within 180 days following the date on which the Director first has the right to commence such proceeding pursuant to this subsection. State Auto shall not oppose the Director’s right to seek any such adjudication.

(b) In the event that a determination shall have been made pursuant to Section 6(b) of this Agreement that the Director is not entitled to indemnification, any judicial proceeding commenced pursuant to this section shall be conducted in all respects as a de novo trial on the merits, and the Director shall not be prejudiced by reason of any adverse determination under Section 6(b).

(c) If a determination shall have been made pursuant to Section 6(b) of this Agreement that the Director is entitled to indemnification, State Auto shall be bound by such determination in any judicial proceeding commenced pursuant to this section, absent:

(i) A misstatement by the Director of a material fact, or an omission of a material fact necessary to make the Director’s misstatement not materially misleading in connection with the application for indemnification; or

(ii) A prohibition of such indemnification under applicable law.

(d) In the event that the Director, pursuant to this section, seeks a judicial adjudication of the Director’s rights under, or to recover damages for breach of, this Agreement, or to collect money due under this Agreement, or to recover under any directors’ and officers’ liability insurance policies maintained by State Auto, State Auto shall pay on the Director’s behalf, in advance, any and all Expenses actually and reasonably incurred by the Director in such judicial adjudication, regardless of whether the Director ultimately is determined to be entitled to such indemnification, recovery of damages, collection of money or recovery of insurance proceeds, unless it is determined in such judicial adjudication that each of the material assertions made by the Director as a basis for such action were not made in good faith or were frivolous.

(e) State Auto shall be precluded from asserting in any judicial proceeding commenced pursuant to this section that the procedures and presumptions of this Agreement are not valid, binding and enforceable and shall stipulate in any such court that State Auto is bound by all the provisions of this Agreement.

§8. Notice by Director. The Director shall promptly notify State Auto in writing on being served with any summons, citation, subpoena, complaint, indictment, information, or other document relating to any matter that may be subject to indemnification under this Agreement, whether civil, criminal, administrative, or investigative; but the omission to so notify State Auto will not relieve State Auto from any liability that it may have to the Director if such omission does not prejudice State Auto’s rights, but if such omission does prejudice State Auto’s rights, it will relieve State Auto from liability only to the extent of such prejudice; nor will the omission relieve State Auto from any liability that it may have to the Director otherwise than under this Agreement. With respect to any Proceeding of which the Director notifies State Auto:

(a) State Auto will be entitled to participate in such Proceeding at its own expense.

(b) Except as otherwise provided below, to the extent that it may wish, State Auto jointly with any other indemnifying party similarly notified will be entitled to assume the defense of the Proceeding, with counsel reasonably satisfactory to the Director. After notice from State Auto to the Director of its election so to assume the defense, State Auto will not be liable to the Director under this Agreement for any Expenses subsequently incurred by the Director in connection with the defense other than reasonable costs of investigation or as otherwise provided below. The Director will have the right to employ the Director’s own counsel in such Proceeding, but the fees and Expenses of such counsel will be at the expense of the Director unless: (i) the employment of counsel by the Director has been authorized by State Auto; (ii) the Director has reasonably concluded that there may be a conflict of interest between State Auto and the Director in the conduct of the defense of such Proceeding or that counsel may not be adequately representing director; or (iii) State Auto has not in fact employed counsel to assume the defense of such Proceeding, in each case of which the Expenses of counsel employed by the Director will be at the expense of State Auto. State Auto is not entitled to assume the defense of any Proceeding as to which the Director has made the conclusion provided in (ii) above has occurred.

(c) State Auto shall not settle any action or claim in any manner that would impose any penalty or limitation on the Director without the Director’s written consent.

(d) Director shall not make any admission or effect any settlement with respect to a Proceeding without State Auto’s written consent unless the Director shall have determined to undertake the Director’s own defense in such matter and has waived the benefits of this Agreement in writing delivered to State Auto. State Auto is not liable to indemnify the Director under this Agreement for any amounts paid in settlement of any action or claim effected without its written consent.

(e) Neither the Director nor State Auto shall unreasonably withhold consent to any proposed settlement. The Director and State Auto shall cooperate to the extent reasonably possible with each other and with State Auto’s insurers, in attempts to defend or settle such Proceeding.

§9. Non-Exclusivity; Insurance; Subrogation.

(a) Non-Exclusive Right. The rights of indemnification as provided by this Agreement shall not be deemed exclusive of any other rights to which the Director may at any time be entitled under applicable law, the articles of incorporation of State Auto, the Regulations, any agreement, a vote of shareholders, a resolution of directors or otherwise. No amendment, alteration or repeal of this Agreement or of any provision of this Agreement shall limit or restrict any right of the Director under this Agreement in respect of any action taken or omitted by the Director prior to such amendment, alteration or repeal. To the extent that a change in the OCL, whether by statute or judicial decision, permits greater indemnification than would be afforded currently under the Regulations and this Agreement, it is the intent of the parties to this Agreement that the Director shall enjoy by this Agreement the greater benefits so afforded by such change. No right or remedy conferred in this Agreement is intended to be exclusive of any other right or remedy, and every other right and remedy shall be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other right or remedy.

(b) D&O Insurance. State Auto shall use its best efforts to maintain an insurance policy or policies providing liability insurance for directors which is at least as favorable to the Director as the policy in effect on the date of this Agreement and for so long as the Director’s services are covered pursuant to this Agreement, provided and to the extent that such insurance is available on a reasonable commercial basis. However, the Director shall continue to be entitled to the indemnification rights provided pursuant to this Agreement regardless of whether liability or other insurance coverage is at any time obtained or retained by State Auto. Any payments in fact made to the Director under an insurance policy obtained or retained by State Auto shall reduce the obligation of State Auto to make payments under this Agreement by the amount of the payments made under any such insurance policy. In the event that insurance becomes unavailable in the amount or scope of coverage of the policy in effect on the date of this Agreement on a reasonable commercial basis and State Auto foregoes maintenance of all or a portion of such insurance coverage, State Auto shall stand as a self-insurer with respect to the coverage, or portion of such coverage, not retained, and shall indemnify the Director against any loss arising out of the reduction or cancellation of such insurance coverage.

(c) Subrogation. In the event of any payment under this Agreement, State Auto shall be subrogated to the extent of such payment to all of the rights of recovery of the Director, who shall execute all papers required and take all action necessary to secure such rights, including execution of such documents as are necessary to enable State Auto to bring suit to enforce such rights.

(d) Offset of Insurance Proceeds. State Auto shall not be liable under this Agreement to make any payment of amounts otherwise indemnifiable under this Agreement if and to the extent that the Director has otherwise actually received such payment under any insurance policy, contract, agreement or otherwise.

(e) Offset for Other Payments. State Auto’s obligation to indemnify or advance Expenses under this Agreement to the Director who is or was serving at the request of State Auto as a Corporate Fiduciary of another Enterprise shall be reduced by any amount the Director has actually received as indemnification or advancement of Expenses from such other Enterprise.

(f) Changes in Code of Regulations. No provision of the Regulations as hereafter amended shall limit or restrict any right of the Director under this Agreement for indemnification or advancement of expenses for any action taken or omitted by the Director in the Director’s role as Corporate Fiduciary prior to such amendment, alteration or repeal whether or not (i) the acts or omissions giving rise to the action, suit or proceeding for which the Director seeks indemnification were known to State Auto at the time of any such amendment (ii) the Director is or is not a Corporate Fiduciary at the time of such amendment, or (iii) the acts or omissions giving rise to the action, suit or proceeding for which the Director seeks indemnification were known to State Auto at the time the Director ceased to be a Corporate Fiduciary.

§10. Duration of Agreement. All obligations of State Auto contained in this Agreement shall apply retroactively beginning to the date the Director began serving as a Corporate Fiduciary and shall continue during the period that the Director serves as a Corporate Fiduciary and for so long thereafter as the Director may be subject to any possible claim or any threatened, pending or completed Proceeding as a result, directly or indirectly, of the Director serving as a Corporate Fiduciary. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties to this Agreement and their respective successors (including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business or assets of State Auto), assigns, spouses, heirs, executors and personal and legal representatives.

§11. Enforcement.

(a) State Auto expressly confirms and agrees that it has entered into this Agreement and assumes the obligations imposed on it by this Agreement in order to induce the Director to serve as a director of State Auto, and State Auto acknowledges that the Director is relying upon this Agreement in serving as a director of State Auto.

(b) This Agreement constitutes the entire agreement between the parties to this Agreement with respect to the subject matter of this Agreement and supersedes all prior agreements and understandings, oral, written and implied, between the parties with respect to the subject matter of this Agreement.

§12. Severability. The invalidity of unenforceability of any provision of this Agreement shall in no way affect the validity or enforceability of any other provision. Without limiting the generality of the foregoing, this Agreement is intended to confer upon the Director indemnification rights to the fullest extent permitted by the OCL. In the event any provision of this Agreement conflicts with any applicable law, such provision shall be deemed modified, consistent with the aforementioned intent, to the extent necessary to resolve such conflict.

§13. Modification and Waiver. No supplement, modification, termination or amendment of this Agreement shall be binding unless executed in writing by both of the parties to this Agreement. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions (whether or not similar) of this Agreement nor shall such waiver constitute a continuing waiver.

§14. Notice By the Director. The Director agrees promptly to notify State Auto in writing upon being served with or otherwise receiving any summons, citation, subpoena, complaint, indictment, information or other document relating to any Proceeding or matter which may be subject to indemnification under this Agreement. The failure to so notify State Auto shall not relieve State Auto of any obligation which it may have to the Director under this Agreement or otherwise unless and only to the extent that such failure or delay materially prejudices State Auto.

§15. Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, and if not so confirmed, then on the next business day, (c)

five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (e) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent:

To the Director at the address set forth below the Director’s signature to this Agreement.

To State Auto at:

State Auto Insurance Companies

518 East Broad Street

Columbus, Ohio 43215

Attention: Chief Executive Officer

Facsimile: (614) 464-4911

with a copy to:

State Auto Insurance Companies

518 East Broad Street

Columbus, Ohio 43215

Attention: General Counsel

Facsimile: (614) 719-0173

Or to such other address as may have been furnished to the Director by State Auto or to State Auto by the Director, as the case may be.

§16. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement. This Agreement may also be executed and delivered by facsimile signature and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

§17. Headings. The headings of the paragraphs of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction of this Agreement.

§18. Governing Law and Consent to Jurisdiction. This Agreement and the legal relations among the parties shall be governed by, and construed and enforced in accordance with, the laws of the State of Ohio, without regard to its conflict of laws rules. State Auto and the Director irrevocably and unconditionally:

(a) Agree that any action or proceeding arising out of or in connection with this Agreement shall be brought only in the Court of Common Pleas of Franklin County, State of Ohio (the “Court of Common Pleas”), and not in any other state or federal court in the United States of America or any court in any other country;

(b) Consent to submit to the exclusive jurisdiction of the Court of Common Pleas for purposes of any action or proceeding arising out of or in connection with this Agreement;

(c) Waive any objection to the laying of venue of any such action or proceeding in the Court of Common Pleas; and

(d) Waive, and agree not to plead or to make, any claim that any such action or proceeding brought in the Court of Common Pleas has been brought in an improper or inconvenient forum.

§19. Definitions. For purposes of this Agreement:

(a) “Corporate Fiduciary” means the status of a person as a current or former director, officer, employee or agent of State Auto or as a current or former director, trustee, officer, employee, member, manager or agent of any other Enterprise that such person is or was serving at the request of State Auto.

(b) “Disinterested Director” means a director of State Auto who is not and was not a party to the Proceeding in respect of which indemnification is sought by the Director.

(c) “Enterprise” shall mean any corporation (for profit or nonprofit), limited liability company, partnership, joint venture, association, joint-stock company, trust, employee benefit plan or unincorporated organization, including without limitation State Auto, State Automobile Mutual Insurance Company and their respective subsidiaries and affiliates.

(d) “Expenses” shall include all reasonable attorneys’ fees, retainers, court costs, transcript costs, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees and all other disbursements or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, participating, or being or preparing to be a witness in a Proceeding. Expenses also shall include Expenses incurred in connection with any appeal resulting from any Proceeding, including without limitation the premium, security for, and other costs relating to any cost bond, supersede as bond, or other appeal bond or its equivalent. Expenses, however, shall not include amounts paid in settlement by the Director or the amount of judgments, penalties, fines, or excise taxes against the Director.

(e) “Indemnifiable Event” means any event, circumstance or situation, including any Proceeding, in which indemnification is or may be available to the Director under the provisions of Sections 2 or 3 of this Agreement.

(f) “Independent Counsel” means a law firm, or a member of a law firm, that is experienced in matters of corporation law and neither presently is, nor in the past five years has been, retained to represent or perform services for:

(i) State Auto or the Director in any matter material to either such party, or

(ii) Any other party to the Proceeding giving rise to a claim for indemnification hereunder.

Notwithstanding the foregoing, the term “Independent Counsel” shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either State Auto or the Director in an action to determine the Director’s rights under this Agreement.

(g) “Proceeding” includes any threatened, pending or completed action, suit, arbitration, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing or any other actual, threatened or completed proceeding, whether brought by or in the right of State Auto or otherwise and whether civil, criminal, administrative or investigative, in which the Director was, is or will be involved as a party or otherwise, by reason of the fact that the Director is or was serving as a Corporate Fiduciary, by reason of any conduct of the Director while serving as a Corporate Fiduciary; in each case whether or not the Director is serving as a Corporate Fiduciary at the time any liability or expense is incurred for which indemnification can be provided under this Agreement.

STATE AUTO FINANCIAL CORPORATION

By
Signature of Director

Print Name and Title	Print Name

EXHIBIT A

INDEMNIFICATION STATEMENT AND UNDERTAKING

STATE OF	)
) SS
COUNTY OF	)

I,                                         , being first duly sworn, do depose and say as follows:

§1. This Indemnification Statement and Undertaking is submitted pursuant to the Indemnification Agreement, dated as of                 , 20     (the “Indemnification Agreement”), between State Auto Financial Corporation, an Ohio corporation (“State Auto”), and                                         .

§2. I am requesting indemnification against Expenses (as defined in the Indemnification Agreement), judgments, penalties, fines, excise taxes and amounts paid in settlement (collectively, “Liabilities”), which have been actually and reasonably incurred by me in connection with the following claim (the “Claim”) or Proceeding (as defined in the Indemnification Agreement):

[Attached additional sheets as necessary, including all documents and information reasonably available to you.]

§3. With respect to all matters related to the Claim or Proceeding, I hereby state that I am entitled to be indemnified as contemplated by the Indemnification Agreement.

§4. I am requesting payment of the following Liabilities which I have reasonably incurred or will reasonably incur in defending the Claim or in connection with the Proceeding:                                                                                                                                            .

[Attached additional sheets as necessary, including all supporting documentation.]

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§5. I undertake to (a) repay all amounts paid pursuant to the Indemnification Agreement if it is proved by clear and convincing evidence in a court of competent jurisdiction that my action or failure to act which is the subject of the matter described in this undertaking involved an act or omission undertaken with deliberate intent to cause injury to State Auto or undertaken with reckless disregard for the best interests of State Auto, and (b) reasonably cooperate with State Auto concerning the Claim or Proceeding.

Signature of Director

Subscribed and sworn to before me, a Notary Public in and for said County and State, on                   , 20    .

[Seal]

My commission expires the      day of                 , 20    .

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